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                                                                    EXHIBIT 23.3



                                                                    May 12, 1999


                       CONSENT OF INDEPENDENT ACCOUNTANTS


    We hereby consent to the use in the Prospectus constituting part of the Amendment No. 3 to this Registration Statement on Form S-1 of our report dated April 3, 1998 relating to the financial statements of Mortgage Market, Inc., which appears on such Prospectus. We also consent to the reference to us under the heading "Experts" in such Prospectus.


                                          /s/ STEFANI & MATTHEWS, L.L.P.


Portland, Oregon
May 12, 1999